UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22771

Oppenheimer Global Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 10/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Global Real Estate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE EPRA NAREIT Global NR Index
6-Month	4.01%	-1.97%	4.92%
1-Year	6.51	0.38	8.94
Since Inception (3/20/13)	5.02	3.68	4.94

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a 4.01% return for the period May 1, 2017 through October 31, 2017. On a relative basis, the Fund underperformed its benchmark, the FTSE EPRA NAREIT Global NR Index (“the Index”), which produced a 4.92% return for the same period.

MARKET OVERVIEW

For this six-month period, the overall Index return was 4.92%. Chinese companies spiked 47.6% in this period. Hong Kong returns were also very strong, as were returns in Continental Europe. Returns in the UK and Japan were negative, while the U.S. was flat.

Chinese stocks performed well in this period as companies experienced earnings growth on the back of strong project sales. However, government controls to maintain stable property markets have been enacted and include restrictions on property sales in various cities. In the near term, stocks may come under pressure after a strong run earlier in the year.

In Hong Kong, developer stocks have performed well due to sector and company-specific catalysts, as developers with large areas of farmland are benefitting from farmland conversions. Although underlying property prices are expensive in Hong Kong, the residential market is holding up surprisingly well, with developers still receiving multiple times the subscription for their project launches. At the same time, several developers have been able to move forward with their farmland conversion negotiations with the government at reasonable land premiums, enabling them to enhance their net asset values (NAVs).

The European market’s performance was mostly in line with current and anticipated growth in the respective underlying real estate rental markets. Better growth prospects and returns in Ireland, Germany, and Spain, for example, have been offset by negative performance in the UK, which has been weak in post-Brexit environment.

Overall, U.S. REIT returns lagged broader equity markets in this period. Index returns were led by the Industrial, Data Centers, Manufactured Homes, and Hotel sectors, while Shopping Centers, Regional Malls, Health Care, Net Lease, and Office all posted negative returns. The Industrial sector continued to benefit from e-commerce demand. Industrial supply remained at manageable levels, and high occupancy levels have been providing property owners with strong pricing power. The Data Center sector’s solid performance was driven by the growth of cloud computing; we believe strong leasing can continue as more companies outsource their data center requirements. Retail sectors

3        OPPENHEIMER GLOBAL REAL ESTATE FUND

experienced negative performance as increased store closings continued to act as a headwind to fundamentals, with headline risk due to the growth of e-commerce. Health Care stocks underperformed on the back of several company-specific tenant issues. Office sector performance was weak in the quarter, as several companies reported higher-than-expected tenant churn, driven by increased supply in most major markets.

Japan’s index returns were negative for the period. While domestic indicators show firm signs of improvement, heightened offshore risks weighed on stock market sentiment. The yen strengthened in the first eight months of the year, and had a negative impact on higher beta stocks in Japan. More recently, as these external pressures on Japan subsided, we expect investor focus will shift to positive trends within the country and drive share price recovery.

FUND REVIEW

The Fund’s positioning in China was the primary reason for the underperformance versus the Index during the period. Chinese developers focusing on secondary and tertiary cities have significantly expanded their balance sheets this year and pursued an aggressive expansion of development. We have increased our exposure to Chinese developers during the year. However, given the recent run up in Chinese stocks and policy uncertainties in China’s property space our focus has been on a combination of risk management and quality exposure - focusing on companies with proven management track records and strong balance sheets.

Market sentiment however has decidedly embraced risk in China this year and this continued with companies with higher leverage and lesser corporate governance and transparency such as China Evergrande and Sunac China Holdings continuing to perform strongly. These names were up almost 300% during the past six months alone, which has hurt our relative performance. Going forward we continue to adjust the Portfolio’s holdings in China, but still maintain a slight underweight position and quality bias.

The Fund underperformed the Index due to stock selection and its underweight position in Hong Kong, which had above average returns in this period. In Hong Kong, developer stocks have done well due to sector and company specific catalysts.

The Fund outperformed the Index in the U.S. due to its overweight position in the Industrial sector, stock selection in Health Care, and positioning in the non-core Infrastructure and Timber REITs. The Industrial sector’s strong leasing trends have been driven by e-commerce demand. High occupancy levels have been providing landlords strong pricing power, with new supply remaining at manageable levels. The outperformance in the Health Care sector was mostly attributed to the stock selection and not holding HCP, which had operational issues during this period. Non-core sectors outperformed, including Cell Towers, Single-Family Homes,

4        OPPENHEIMER GLOBAL REAL ESTATE FUND

and Timber. We believe Cell Towers will benefit from increased use of smartphones. Most carriers now offer unlimited service, which will require more towers. Organic growth is expected to accelerate in this sector. Single-family homes currently benefit from demographics as more millennials are marrying and raising families and need the extra space a single-family residence can provide. Furthermore, the single-family rental segment is several years behind the rental growth curve versus multi-family, and has more upside in its potential rent growth versus the multi-family segment. We believe Timber will be a beneficiary of growing single-family home starts, plus rebuilding of hurricanes and fire damage in Northern California.

The Fund outperformed in Japan due to its overweight position in Japanese Developers. Improving inflation expectations and the weak Japanese Yen drove developers’ performance.

STRATEGY & OUTLOOK

Overall, direct real estate conditions are generally healthy in developed global markets. Occupancy demand is outpacing supply, supporting rent growth in most major markets. We continue to believe that global listed real estate is an attractive sector. While growth appears favorable near term, a pure pro-cyclical view is not appropriate due to an extended economic cycle in some parts of the world, heightened geo-political risks and though long delayed, higher inflationary pressure and policy tightening risks. Stock selection and property sector fundamentals will be very important into the year-end and next year. The single biggest challenge for us this year has been exposure to China and though we continue to see heightened risks in the market, we will continue to adjust our positions to try to capture as much contribution to return as we can without taking undue risk.

As the U.S. economic expansion appears to be reaccelerating in its eighth year, we continue to believe that U.S. REITs are an attractive investment in the current environment. Real estate fundamentals are driving earnings growth, and dividend yields are attractive. At period end, demand remains steady for quality real estate, and overall new supply levels are in check. Since demand and supply are generally balanced, growth is a bit slower than it was in the early part of the cycle. We believe fundamental changes in consumer habits, driven by technology, will continue to disrupt the retail sector. This evolving landscape should continue to benefit the industrial sector and data centers. The late cycle reacceleration is driving office demand in smaller cities in the U.S., providing an opportunity to invest. The secular trend for single-family residential rentals will continue to be investable as well.

The Eurozone economy performed well, with Germany driving the recovery for quite some time. Despite heightened political risk surrounding Catalonia, the highest economic growth in the Eurozone may be in Spain. We

5        OPPENHEIMER GLOBAL REAL ESTATE FUND

have also increased exposure to Ireland. The Irish office market receives strong demand from the internal market and Brexit demand is starting to appear. The supply of quality stock office is low. Outside the Eurozone, Sweden continues to look attractive. France has been lagging, but recent releases show good momentum.

After the snap elections in the UK, Theresa May has a much weaker mandate for Brexit, which should make negotiations more difficult for the UK. Though the impact on the British economy and real estate has been minor to date, we continue to see incremental downside.

Asia-Pacific economies improved in the first half of 2017, and the outlook for real estate is generally positive, in our view. As Japan’s economy appears to be strengthening on improved domestic demand, we have become more constructive on the higher

Beta Japanese developer sector that would benefit from a valuation re-rating. This began working at the end of the third quarter and with Prime Minister Abe recently re-securing a mandate, we believe Japan could outperform into year-end.

We are positive on office stocks in Singapore where markets may have bottomed, providing an opportunity for outperformance. Chinese tourism continues to recover and broaden into the Association of Southeast Asian Nations (ASEAN). Impact on stocks has been mixed given the concerns on retail overall.

We believe that the current environment remains positive for global listed real estate. Real estate property fundamentals are positive as demand for high-quality real estate remains strong. Geopolitical uncertainty presents a moderate risk that will be monitored through the end of 2017.

David Wharmby, CFA
Portfolio Manager

Henry Burgers, CFA
Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Barings LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6        OPPENHEIMER GLOBAL REAL ESTATE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Prologis, Inc.	4.0%
Vonovia SE	3.7
Simon Property Group, Inc.	3.2
Mitsui Fudosan Co. Ltd.	2.8
Invitation Homes, Inc.	2.6
Digital Realty Trust, Inc.	2.4
Unibail-Rodamco SE	2.4
CK Asset Holdings Ltd.	2.3
Welltower, Inc.	2.3
Kilroy Realty Corp.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	48.5%
Japan	10.0
Hong Kong	8.9
Australia	5.4
France	4.5
Germany	4.2
China	4.0
United Kingdom	3.4
Singapore	2.9
Canada	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGRAX)	3/20/13	4.01%	6.51%	5.02%
Class C (OGRCX)	3/20/13	3.53	5.57	4.16
Class I (OIRGX)	3/20/13	4.21	6.93	5.44
Class R (OGRNX)	3/20/13	3.89	6.12	4.69
Class Y (OGRYX)	3/20/13	4.18	6.74	5.36

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGRAX)	3/20/13	-1.97%	0.38%	3.68%
Class C (OGRCX)	3/20/13	2.53	4.59	4.16
Class I (OIRGX)	3/20/13	4.21	6.93	5.44
Class R (OGRNX)	3/20/13	3.89	6.12	4.69
Class Y (OGRYX)	3/20/13	4.18	6.74	5.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The FTSE EPRA NAREIT Global NR Index is a stock market index managed by the European Public Real Estate Association and the National Association of Real Estate Investment Trusts and maintained by the Financial Times Index Group (FTSE). It is composed of property company constituents that trade on several global exchanges and designed to represent general trends in eligible listed real estate stocks worldwide. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8        OPPENHEIMER GLOBAL REAL ESTATE FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL REAL ESTATE FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017
Class A	$1,000.00	$1,040.10	$7.48
Class C	1,000.00	1,035.30	11.61
Class I	1,000.00	1,042.10	5.42
Class R	1,000.00	1,038.90	9.03
Class Y	1,000.00	1,041.80	5.68

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.90	7.40
Class C	1,000.00	1,013.86	11.49
Class I	1,000.00	1,019.91	5.36
Class R	1,000.00	1,016.38	8.93
Class Y	1,000.00	1,019.66	5.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.45%
Class C	2.25
Class I	1.05
Class R	1.75
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS October 31, 2017 Unaudited

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—1.4%
Hotels, Restaurants & Leisure—1.4%
Hilton Worldwide Holdings, Inc.	9,903	$715,789
Financials—96.9%
Real Estate Investment Trusts (REITs)—65.9%
Diversified REITs—5.3%
Gecina SA	2,380	386,458
Hispania Activos Inmobiliarios SOCIMI SA	14,848	256,124
ICADE	4,620	404,207
Land Securities Group plc	43,340	555,758
LondonMetric Property plc	94,800	221,997
NIPPON REIT Investment Corp.	176	503,924
STORE Capital Corp.	12,934	319,340
		2,647,808
Health Care REITs—6.3%
Healthcare Realty Trust, Inc.	10,100	325,624
Medical Properties Trust, Inc.	21,880	289,472
Physicians Realty Trust	53,026	921,592
Ventas, Inc.	6,800	426,700
Welltower, Inc.	17,400	1,165,104
		3,128,492
Hotel & Resort REITs—1.2%
Chesapeake Lodging Trust	10,750	299,925
Park Hotels & Resorts, Inc.	10,260	295,385
		595,310
Industrial REITs—9.0%
Duke Realty Corp.	34,368	978,801
Goodman Group	136,100	871,497
Prologis, Inc.	30,972	2,000,172
Pure Industrial Real Estate Trust	125,795	649,403
		4,499,873
Office REITs—10.5%
Allied Properties Real Estate Investment Trust	11,898	381,260
Boston Properties, Inc.	8,484	1,028,091

	Shares	Value
Office REITs (Continued)
Cousins Properties, Inc.	52,740	$475,715
Derwent London plc	4,010	142,554
Dexus	61,400	459,387
Green REIT plc	222,525	391,118
Investa Office Fund	105,100	360,654
Keppel REIT	461,000	397,427
Kilroy Realty Corp.	16,102	1,146,945
Paramount Group, Inc.	26,743	425,749
		5,208,900
Residential REITs—7.6%
Camden Property Trust	8,270	754,555
Essex Property Trust, Inc.	3,760	986,737
Independence Realty Trust, Inc.	47,510	482,226
Invincible Investment Corp.	596	242,148
Invitation Homes, Inc.	57,760	1,303,643
		3,769,309
Retail REITs—17.5%
Acadia Realty Trust	19,512	549,263
Agree Realty Corp.	12,540	593,017
Charter Hall Retail REIT	81,000	252,074
Hammerson plc	30,890	215,076
Japan Retail Fund Investment Corp.	142	251,925
Kimco Realty Corp.	30,120	546,979
LaSalle Logiport REIT	390	367,152
Link REIT	65,500	552,038
Mapletree Commercial Trust	347,000	396,047
Realty Income Corp.	5,450	292,502
Regency Centers Corp.	18,367	1,130,489
Scentre Group	99,600	306,634
Simon Property Group, Inc.	10,130	1,573,493
Unibail-Rodamco SE	4,720	1,181,899
Vicinity Centres	255,400	518,286
		8,726,874
Specialized REITs—8.5%
American Tower Corp.	2,640	379,289

12        OPPENHEIMER GLOBAL REAL ESTATE FUND

	Shares	Value
Specialized REITs (Continued)
Crown Castle International Corp.	3,520	$376,922
CubeSmart	18,240	496,493
Digital Realty Trust, Inc.	10,080	1,193,875
Equinix, Inc.	1,090	505,215
Gaming & Leisure Properties, Inc.	9,750	356,265
GEO Group, Inc. (The)	15,071	391,092
Weyerhaeuser Co.	14,440	518,540
		4,217,691
Real Estate Management & Development—31.0%
Diversified Real Estate Activities—11.9%
Ayala Land, Inc.	264,100	220,916
City Developments Ltd.	70,000	664,566
Mitsubishi Estate Co. Ltd.	36,000	652,881
Mitsui Fudosan Co. Ltd.	60,000	1,398,912
StorageVault Canada, Inc.	125,774	224,231
Sumitomo Realty & Development Co. Ltd.	32,000	1,070,117
Sun Hung Kai Properties Ltd.	63,000	1,030,651
Wharf Holdings Ltd. (The)	74,000	674,927
		5,937,201
Real Estate Development—9.5%
Central Pattana PCL	89,700	214,399
China Overseas Land & Investment Ltd.	268,000	869,362
China Vanke Co. Ltd., Cl. H	183,861	654,117
Ciputra Development Tbk PT	907,000	80,921
CK Asset Holdings Ltd.	142,000	1,167,937
Country Garden Holdings Co. Ltd.	304,000	482,219
Inmobiliaria Colonial SA	64,916	617,933

	Shares	Value
Real Estate Development (Continued)
New World Development Co. Ltd.	435,000	$648,433
		4,735,321
Real Estate Operating Companies—9.6%
Carmila SA	9,150	253,457
Castellum AB	25,548	410,322
Deutsche Wohnen SE	6,050	258,282
Fabege AB	21,876	461,968
Hongkong Land Holdings Ltd.	38,800	281,308
Hulic Co. Ltd.	50,000	512,809
SM Prime Holdings, Inc.	299,000	214,530
Unite Group plc (The)	56,190	524,770
Vonovia SE	41,665	1,833,997
		4,751,443
Total Common Stocks (Cost $44,385,760)		48,934,011
Investment Company—1.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%(Cost $808,959)[1,2]	808,959	808,959
Total Investments, at Value (Cost $45,194,719)	99.9%	49,742,970
Net Other Assets (Liabilities)	0.1	37,301
Net Assets	100.0%	$49,780,271

13        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS (Unaudited / Continued)

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2017	Gross Additions	Gross Reductions	Shares October 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	468,261	11,193,003	10,852,305	808,959

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$808,959	$3,160	$—	$—

2. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$24,053,958	48.5%
Japan	4,999,869	10.0
Hong Kong	4,355,295	8.9
Australia	2,768,532	5.4
France	2,226,021	4.5
Germany	2,092,278	4.2
China	2,005,698	4.0
United Kingdom	1,660,154	3.4
Singapore	1,458,039	2.9
Canada	1,254,894	2.5
Spain	874,058	1.7
Sweden	872,290	1.7
Philippines	435,446	0.9
Ireland	391,118	0.8
Thailand	214,399	0.4
Indonesia	80,921	0.2

Total	$49,742,970	100.0%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $44,385,760)	$48,934,011
Affiliated companies (cost $808,959)	808,959

49,742,970

Cash	250

Receivables and other assets:
Investments sold	97,422
Dividends	75,876
Shares of beneficial interest sold	30,308
Other	8,071

Total assets	49,954,897

Liabilities
Bank overdraft-foreign	19,549

Payables and other liabilities:
Investments purchased	54,035
Shares of beneficial interest redeemed	49,314
Foreign capital gains tax	8,804
Distribution and service plan fees	4,564
Trustees’ compensation	3,258
Shareholder communications	1,675
Other	33,427

Total liabilities	174,626

Net Assets	$49,780,271

Composition of Net Assets
Par value of shares of beneficial interest	$4,743

Additional paid-in capital	45,100,685

Accumulated net investment loss	(2,891,379)

Accumulated net realized gain on investments and foreign currency transactions	3,028,005

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,538,217

Net Assets	$49,780,271

15        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $14,782,440 and 1,409,484 shares of beneficial interest outstanding)	$10.49

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.13

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,443,791 and 425,924 shares of beneficial interest outstanding)	$10.43

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $26,544,562 and 2,525,363 shares of beneficial interest outstanding)	$10.51

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,129,907 and 203,653 shares of beneficial interest outstanding)	$10.46

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of

$1,879,571 and 178,931 shares of beneficial interest outstanding)	$10.50

See accompanying Notes to Financial Statements.

16        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2017 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,978)	$845,788
Affiliated companies	3,160

Interest	66

Total investment income	849,014

Expenses
Management fees	252,370

Distribution and service plan fees:
Class A	19,398
Class C	22,871
Class R	4,828

Transfer and shareholder servicing agent fees:
Class A	17,587
Class C	5,048
Class I	3,950
Class R	2,170
Class Y	1,749

Shareholder communications:
Class A	6,401
Class C	2,915
Class I	93
Class R	951
Class Y	261

Legal, auditing and other professional fees	28,822

Custodian fees and expenses	2,510

Borrowing fees	888

Trustees’ compensation	353

Other	3,454

Total expenses	376,619
Less waivers and reimbursements of expenses	(43,927)

Net expenses	332,692

Net Investment Income	516,322

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $226)	2,352,441
Foreign currency transactions	5,267

Net realized gain	2,357,708

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $6,944)	(840,897)
Translation of assets and liabilities denominated in foreign currencies	(3,563)

Net change in unrealized appreciation/depreciation	(844,460)

Net Increase in Net Assets Resulting from Operations	$2,029,570

See accompanying Notes to Financial Statements.

17        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017

Operations
Net investment income	$516,322	$1,771,728

Net realized gain	2,357,708	11,807,598

Net change in unrealized appreciation/depreciation	(844,460)	(13,126,789)

Net increase in net assets resulting from operations	2,029,570	452,537

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(174,959)	(859,200)
Class C	(34,207)	(213,475)
Class I	(348,069)	(5,417,601)
Class R	(19,920)	(70,801)
Class Y	(22,825)	(209,272)

	(599,980)	(6,770,349)

Distributions from net realized gain:
Class A	—	(577,836)
Class C	—	(171,305)
Class I	—	(2,991,201)
Class R	—	(49,742)
Class Y	—	(133,816)

	—	(3,923,900)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,206,640)	1,270,378
Class C	(212,368)	(551,534)
Class I	346,914	(151,353,126)
Class R	394,788	395,600
Class Y	800,617	552,799

	(876,689)	(149,685,883)

Net Assets
Total increase (decrease)	552,901	(159,927,595)

Beginning of period	49,227,370	209,154,965

End of period (including accumulated net investment loss of $2,891,379 and $2,807,721, respectively)	$49,780,271	$49,227,370

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.19	$11.14	$11.34	$10.52	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.10	0.09	0.15	0.07	0.08	0.01
Net realized and unrealized gain (loss)	0.32	(0.15)	(0.13)	1.19	(0.26)	0.88

Total from investment operations	0.42	(0.06)	0.02	1.26	(0.18)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.53)	(0.21)	(0.44)	(0.19)	0.00
Distributions from net realized gain	0.00	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.89)	(0.22)	(0.44)	(0.19)	0.00

Net asset value, end of period	$10.49	$10.19	$11.14	$11.34	$10.52	$10.89

Total Return, at Net Asset Value[4]	4.01%	(0.08)%[5]	0.28%	12.18%	(1.56)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,782	$16,522	$16,822	$15,027	$4,486	$309

Average net assets (in thousands)	$15,853	$17,252	$15,627	$8,639	$2,349	$125

Ratios to average net assets:[6]
Net investment income	1.91%	0.87%	1.41%	0.63%	0.83%	1.26%
Expenses excluding specific expenses listed below	1.69%	1.63%	1.57%	1.66%	2.04%	1.66%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	1.69%[8]	1.63%[8]	1.57%	1.66%	2.04%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.44%	1.44%	1.42%

Portfolio turnover rate	62%	124%	78%	55%	100%	2%

19        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.69%
Year Ended April 30, 2017	1.63%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class C	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.14	$11.09	$11.29	$10.49	$10.88	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.06	0.01	0.06	0.00[4]	0.02	0.00[4]
Net realized and unrealized gain (loss)	0.31	(0.16)	(0.12)	1.17	(0.29)	0.88

Total from investment operations	0.37	(0.15)	(0.06)	1.17	(0.27)	0.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.44)	(0.13)	(0.37)	(0.12)	0.00
Distributions from net realized gain	0.00	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.80)	(0.14)	(0.37)	(0.12)	0.00

Net asset value, end of period	$10.43	$10.14	$11.09	$11.29	$10.49	$10.88

Total Return, at Net Asset Value[5]	3.53%	(0.91)%[6]	(0.49)%	11.32%	(2.37)%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,444	$4,526	$5,556	$4,188	$889	$108

Average net assets (in thousands)	$4,552	$5,106	$4,892	$2,162	$594	$52

Ratios to average net assets:[7]
Net investment income	1.11%	0.08%	0.60%	0.00%[8]	0.16%	0.49%
Expenses excluding specific expenses listed below	2.49%	2.43%	2.35%	2.52%	3.31%	2.51%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%

Total expenses	2.49%[9]	2.43%[9]	2.35%	2.52%	3.31%	2.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.24%	2.24%	2.22%

Portfolio turnover rate	62%	124%	78%	55%	100%	2%

21        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

7. Annualized for periods less than one full year.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	2.49%
Year Ended April 30, 2017	2.43%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class I	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.21	$11.16	$11.36	$10.53	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.15	0.20	0.17	0.15	0.02
Net realized and unrealized gain (loss)	0.32	(0.17)	(0.14)	1.14	(0.29)	0.87

Total from investment operations	0.44	(0.02)	0.06	1.31	(0.14)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.57)	(0.25)	(0.48)	(0.22)	0.00
Distributions from net realized gain	0.00	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.93)	(0.26)	(0.48)	(0.22)	0.00

Net asset value, end of period	$10.51	$10.21	$11.16	$11.36	$10.53	$10.89

Total Return, at Net Asset Value[4]	4.21%	0.32%[5]	0.68%	12.68%	(1.14)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,544	$25,447	$184,161	$162,493	$135,185	$96,650

Average net assets (in thousands)	$26,134	$119,011	$167,221	$154,104	$107,043	$79,748

Ratios to average net assets:[6]
Net investment income	2.31%	1.33%	1.87%	1.50%	1.53%	2.05%
Expenses excluding specific expenses listed below	1.17%	1.09%	1.07%	1.07%	1.11%	1.39%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	1.17%[8]	1.09%[8]	1.07%	1.07%	1.11%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	62%	124%	78%	55%	100%	2%

23        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.17%
Year Ended April 30, 2017	1.09%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class R	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.16	$11.11	$11.32	$10.51	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.08	0.06	0.11	0.08	0.08	0.01
Net realized and unrealized gain (loss)	0.32	(0.15)	(0.13)	1.15	(0.30)	0.88

Total from investment operations	0.40	(0.09)	(0.02)	1.23	(0.22)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.50)	(0.18)	(0.42)	(0.16)	0.00
Distributions from net realized gain	0.00	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.86)	(0.19)	(0.42)	(0.16)	0.00

Net asset value, end of period	$10.46	$10.16	$11.11	$11.32	$10.51	$10.89

Total Return, at Net Asset Value[4]	3.89%	(0.38)%[5]	(0.07)%	11.87%	(1.91)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,130	$1,682	$1,424	$907	$106	$31

Average net assets (in thousands)	$1,959	$1,572	$1,120	$427	$86	$17

Ratios to average net assets:[6]
Net investment income	1.61%	0.52%	1.05%	0.73%	0.79%	1.14%
Expenses excluding specific expenses listed below	1.95%	1.95%	1.86%	2.05%	2.89%	1.84%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	1.95%[8]	1.95%[8]	1.86%	2.05%	2.89%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.75%	1.74%	1.74%	1.72%

Portfolio turnover rate	62%	124%	78%	55%	100%	2%

25        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.95%
Year Ended April 30, 2017	1.95%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class Y	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.20	$11.16	$11.36	$10.53	$10.89	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.10	0.19	0.13	0.11	0.02
Net realized and unrealized gain (loss)	0.32	(0.13)	(0.13)	1.18	(0.26)	0.87

Total from investment operations	0.44	(0.03)	0.06	1.31	(0.15)	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.57)	(0.25)	(0.48)	(0.21)	0.00
Distributions from net realized gain	0.00	(0.36)	(0.01)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.93)	(0.26)	(0.48)	(0.21)	0.00

Net asset value, end of period	$10.50	$10.20	$11.16	$11.36	$10.53	$10.89

Total Return, at Net Asset Value[4]	4.18%	0.17%[5]	0.64%	12.62%	(1.21)%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,880	$1,050	$1,192	$469	$208	$52

Average net assets (in thousands)	$1,582	$3,484	$867	$569	$111	$41

Ratios to average net assets:[6]
Net investment income	2.26%	0.91%	1.74%	1.20%	1.06%	1.54%
Expenses excluding specific expenses listed below	1.39%	1.30%	1.30%	1.40%	1.81%	1.78%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	1.39%[8]	1.30%[8]	1.30%	1.40%	1.81%	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.09%	1.10%

Portfolio turnover rate	62%	124%	78%	55%	100%	2%

27        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 20, 2013 (commencement of operations) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.39%
Year Ended April 30, 2017	1.30%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017 Unaudited

1. Organization

Oppenheimer Global Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

29        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

30        OPPENHEIMER GLOBAL REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Prime Rate plus 0.35% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2017, the Fund utilized $1,352,714 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $148,928. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $148,928 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

31        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,652,091
Federal tax cost of other investments	(19,545)

Total federal tax cost	$45,632,546

Gross unrealized appreciation	$4,941,433
Gross unrealized depreciation	(860,588)

Net unrealized appreciation	$4,080,845

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those

32        OPPENHEIMER GLOBAL REAL ESTATE FUND

3. Securities Valuation (Continued)

procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

33        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$715,789	$—	$—	$715,789
Financials	23,784,104	24,434,118	—	48,218,222
Investment Company	808,959	—	—	808,959

Total Assets	$25,308,852	$24,434,118	$—	$49,742,970

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting

34        OPPENHEIMER GLOBAL REAL ESTATE FUND

4. Investments and Risks (Continued)

and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

35        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 50% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

36        OPPENHEIMER GLOBAL REAL ESTATE FUND

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended	October 31, 2017	Year Ended	April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	186,221	$1,934,080	439,114	$4,812,936
Dividends and/or distributions reinvested	16,550	172,811	143,618	1,414,550
Redeemed	(415,005)	(4,313,531)	(471,083)	(4,957,108)

Net increase (decrease)	(212,234)	$(2,206,640)	111,649	$1,270,378

Class C
Sold	50,536	$522,652	160,194	$1,754,512
Dividends and/or distributions reinvested	3,256	33,875	38,839	378,479
Redeemed	(74,321)	(768,895)	(253,711)	(2,684,525)

Net decrease	(20,529)	$(212,368)	(54,678)	$(551,534)

Class I
Sold	969	$10,102	308,374	$3,481,043
Dividends and/or distributions reinvested	33,245	347,930	838,179	8,407,872
Redeemed	(1,088)	(11,118)	(15,163,029)	(163,242,041)

Net increase (decrease)	33,126	$346,914	(14,016,476)	$(151,353,126)

Class R
Sold	46,669	$483,950	68,269	$732,129
Dividends and/or distributions reinvested	1,896	19,767	12,194	119,689
Redeemed	(10,452)	(108,929)	(43,072)	(456,218)

Net increase	38,113	$394,788	37,391	$395,600

37        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2017		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount

Class Y
Sold	148,549	$1,554,591	593,911	$6,610,595
Dividends and/or distributions reinvested	2,170	22,690	34,464	342,165
Redeemed	(74,741)	(776,664)	(632,255)	(6,399,961)

Net increase (decrease)	75,978	$800,617	(3,880)	$552,799

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$30,332,827	$31,466,740

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement

38        OPPENHEIMER GLOBAL REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the

39        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2017	$6,579	$—	$130	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowings; will not exceed 1.45% for Class A shares, 2.25% for Class C shares, 1.05% for Class I shares, 1.75% for Class R shares and 1.10% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$17,197
Class C	4,959
Class I	15,623
Class R	1,773
Class Y	2,210

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

40        OPPENHEIMER GLOBAL REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$1,199
Class C	344
Class R	148
Class Y	119

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $355 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

41        OPPENHEIMER GLOBAL REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB- ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into a sub-sub-advisory agreement with Barings, LLC (“Barings”), whereby Barings provides investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “Barings” is referred to as the “Sub-Sub Adviser”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Adviser’s services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Adviser and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Adviser’s key personnel who provide such services. The Sub-Sub Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Adviser, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. The Managers are responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel

42        OPPENHEIMER GLOBAL REAL ESTATE FUND

who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Adviser’s resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Wharmby and Henry Burgers, the portfolio managers for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Adviser as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Adviser. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Adviser and the Fund.

Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the global real estate category. The Board noted that the Fund’s one-year and three-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global real estate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.45% for Class A shares, 2.25% for Class C shares,

43        OPPENHEIMER GLOBAL REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB- ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

1.75% for Class R shares, 1.10% for Class Y shares and 1.05% for Class I shares. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Adviser. The Board considered information regarding the Managers’ and Sub-Sub Adviser’s costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Adviser’s profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Adviser. In addition to considering the profits realized by the Managers and Sub-Sub Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Adviser receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the `Dividends’ table under `Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Real Estate Fund	6/21/17	86.3%	0.0%	13.7%

Oppenheimer Global Real Estate Fund	9/20/17	84.1%	0.0%	15.9%

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OPPENHEIMER GLOBAL REAL ESTATE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Barings LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48        OPPENHEIMER GLOBAL REAL ESTATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1379.001.1017 December 21, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Real Estate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017